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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 of 15 (d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 26 2001

                             Bresler & Reiner, Inc.
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             (Exact name of Registrant as specified in its charter)

         Delaware                     O-6201                      52-0903424
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(State or other jurisdiction       (Commission                  (IRS Employer
     of incorporation)             File Number)              Identification No.)

          401 M Street, S. W., Waterside Mall, Washington, DC  20024
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         (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code    (202) 488-8800
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Item 5. Other Events.

     On November 26, 2001, Bresler & Reiner, Inc. announced that they formed a joint venture with The Cohen Companies, LLC for the purchase of the Washington Business Park for a price of $55,000,000. See press release attached as Exhibit 01.1.

Item 7. Financial Statements and Exhibits.

(a)     Financial Statements

        None, but historical financial statements will be filed within sixty days of the due date of this report on Form 8-K.

(b)     Pro Forma Financial Information

        None, but pro forma financial statements will be filed within sixty days of the due date of this report on Form 8-K.

(c)     Exhibits

        01.1  Press Release dated November 26, 2001

                                  Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Bresler & Reiner, Inc.

                                        By: /s/ Charles S. Bresler
                                            ------------------------------------
                                            Chairman of the Board
                                            (Chief Executive Officer)

Date:  December 10, 2001
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